UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 30, 2005


                                  CENVEO, INC.
                -------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


      Colorado                     1-12551                 84-1250533
-----------------------          ------------           ------------------
(State of Incorporation)         (Commission            (IRS Employer
                                 File Number)          Identification No.)


8310 S. Valley Highway #400 Englewood, CO                     80112
-----------------------------------------                  -----------
(Address of Principal Executive Offices)                   (Zip Code)


Registrant's telephone number, including area code:  (303) 790-8023

                                 Not Applicable
          ------------------------------------------------------------
          Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

     On Thursday, June 30, 2005, the Board of Directors by a unanimous vote increased the authorized number of directors to nine and filled the resulting vacancy with James R. Malone, the Company's recently-appointed Chief Executive Officer. Because committees of the Board of Directors consist only of independent directors, Mr. Malone has not been and is not expected to be named to any such committees. Mr. Malone has entered into a three-year employment agreement with the Company. The description of his employment agreement set forth in the Company's Current Report on Form 8-K on June 24, 2005 (the "June 24th 8-K") is incorporated herein by reference, as is the content of the employment agreement, which was filed as Exhibit 99.1 to the June 24 8-K.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: July 13, 2005

                                                CENVEO, INC.
                                                (Registrant)


                                                By: /s/ Herbert H. Davis, III
                                                   -----------------------------
                                                   Herbert H. Davis, III
                                                   Sr. Vice President and CLO